Putnam Europe Equity Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (96.3%)(a)
	Shares	Value
Canada (0.7%)
Magna International, Inc.	22,991	$1,119,485

		1,119,485
Denmark (1.8%)
Novo Nordisk A/S Class B	50,598	2,648,728

		2,648,728
Finland (1.7%)
Fortum OYJ	124,622	2,548,459

		2,548,459
France (23.3%)
Airbus SE	34,446	4,555,634
Arkema SA	24,122	2,296,215
AXA SA	96,368	2,424,702
Eurazeo SA	38,272	2,876,419
Kering SA	5,794	3,322,504
Natixis SA	440,630	2,358,194
Pernod Ricard SA	18,103	3,249,127
Sanofi	28,883	2,551,138
TOTAL SA	95,639	5,312,658
Veolia Environnement SA	152,425	3,407,687
Vinci SA	26,618	2,589,351

		34,943,629
Germany (8.0%)
adidas AG	13,229	3,214,265
Deutsche Boerse AG	14,477	1,856,184
Knorr-Bremse AG(NON)	19,698	1,956,180
Rheinmetall AG	27,306	2,844,962
Uniper SE	70,972	2,140,790

		12,012,381
Hong Kong (2.0%)
AIA Group, Ltd.	294,800	2,934,440

		2,934,440
India (1.5%)
HDFC Bank, Ltd. ADR	18,900	2,190,699

		2,190,699
Ireland (5.4%)
Bank of Ireland Group PLC	311,494	1,855,412
CRH PLC	110,252	3,419,619
Kerry Group PLC Class A	25,031	2,793,814

		8,068,845
Italy (1.4%)
Pirelli & C. SpA(NON)	314,840	2,026,500

		2,026,500
Luxembourg (0.3%)
Orion Engineered Carbons SA	26,433	501,963

		501,963
Netherlands (11.1%)
ASML Holding NV	11,439	2,145,461
Heineken NV	32,982	3,480,731
ING Groep NV	220,238	2,664,209
Koninklijke Ahold Delhaize NV	132,747	3,532,866
Unilever NV ADR	81,349	4,725,094

		16,548,361
Spain (2.0%)
Cellnex Telecom, SA 144A	101,079	2,966,162

		2,966,162
Sweden (2.6%)
ASSA ABLOY AB Class B	103,897	2,242,815
SKF AB Class B	103,759	1,723,123

		3,965,938
Switzerland (8.6%)
Coca-Cola HBC AG	52,477	1,787,317
Lonza Group AG	5,421	1,681,150
Novartis AG	73,800	7,098,734
SIG Combibloc Group AG(NON)	229,645	2,352,376

		12,919,577
United Kingdom (21.6%)
Ashtead Group PLC	104,703	2,526,261
Associated British Foods PLC	79,049	2,511,130
AstraZeneca PLC	52,805	4,219,399
BP PLC	794,443	5,778,922
Compass Group PLC	161,902	3,805,135
Lloyds Banking Group PLC	1,744,198	1,411,653
Prudential PLC	196,938	3,943,715
Quilter PLC	1,039,569	1,988,193
Rio Tinto PLC	73,179	4,251,867
SSE PLC	124,472	1,924,347

		32,360,622
United States (4.3%)
KKR & Co., Inc. Class A	75,900	1,782,891
Microsoft Corp.	14,700	1,733,718
NXP Semiconductors NV	33,200	2,934,548

		6,451,157

Total common stocks (cost $139,338,819)		$144,206,946

SHORT-TERM INVESTMENTS (2.7%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	3,590,618	$3,590,618
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.39%(P)	Shares	160,000	160,000
U.S. Treasury Bills 2.464%, 7/18/19		$151,000	149,931
U.S. Treasury Bills 2.458%, 5/9/19		132,000	131,670

Total short-term investments (cost $4,032,193)			$4,032,219
TOTAL INVESTMENTS

Total investments (cost $143,371,012)			$148,239,165

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $26,971,516) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	6/19/19	$125,782	$127,986	$(2,204)
		Euro	Buy	6/19/19	100,494	101,297	(803)
	Barclays Bank PLC
		British Pound	Buy	6/19/19	67,467	68,544	(1,077)
		Swiss Franc	Buy	6/19/19	110,779	111,063	(284)
	Citibank, N.A.
		Danish Krone	Buy	6/19/19	251,609	256,169	(4,560)
		Euro	Sell	6/19/19	11,601,270	11,798,761	197,491
	Goldman Sachs International
		British Pound	Buy	6/19/19	150,494	153,072	(2,578)
	HSBC Bank USA, National Association
		Euro	Sell	6/19/19	698,375	710,197	11,822
	JPMorgan Chase Bank N.A.
		British Pound	Buy	6/19/19	232,343	236,355	(4,012)
		Norwegian Krone	Buy	6/19/19	99,301	100,189	(888)
		Swedish Krona	Buy	6/19/19	361,389	364,346	(2,957)
		Swiss Franc	Buy	6/19/19	12,665,033	12,667,017	(1,984)
	State Street Bank and Trust Co.
		Euro	Sell	6/19/19	271,898	276,520	4,622

	Unrealized appreciation						213,935

	Unrealized (depreciation)						(21,347)

	Total						$192,588
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $149,674,261.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
	Short-term investments
	Putnam Short Term Investment Fund*	$660,755	$48,836,812	$45,906,949	$46,705	$3,590,618

	Total Short-term investments	$660,755	$48,836,812	$45,906,949	$46,705	$3,590,618
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $17,343 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	18.9%
	Consumer staples	14.8
	Industrials	12.3
	Health care	12.2
	The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):
	Pharmaceuticals	11.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $16,787 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Canada	$1,119,485	$—	$—
Denmark	2,648,728	—	—
Finland	2,548,459	—	—
France	34,943,629	—	—
Germany	12,012,381	—	—
Hong Kong	—	2,934,440	—
India	2,190,699	—	—
Ireland	8,068,845	—	—
Italy	2,026,500	—	—
Luxembourg	501,963	—	—
Netherlands	16,548,361	—	—
Spain	2,966,162	—	—
Sweden	3,965,938	—	—
Switzerland	12,919,577	—	—
United Kingdom	32,360,622	—	—
United States	6,451,157	—	—

Total common stocks	141,272,506	2,934,440	—
Short-term investments	3,750,618	281,601	—

Totals by level	$145,023,124	$3,216,041	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$192,588	$—

Totals by level	$—	$192,588	$—
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$213,935	$21,347

Total	$213,935	$21,347

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$27,700,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com